THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 1995






This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 1995






    Contents:

         Management's Discussion of Performance.............................  1

         Report of Independent Auditors.....................................  6

         Audited Financial Statements:

         Statement of Assets and Liabilities as of October  31, 1995 .......  7

         Statement of Operations for the year ended October  31, 1995.......  8

         Statement of Changes in Net Assets for the years ended  October  31,
             1995  and October  31, 1994....................................  9

         Schedule of Investments as of  October  31, 1995................... 10

         Schedule of Forward Foreign Currency Contracts as of  October  31,
             1995........................................................... 17

         Schedule of Securities Sold Short as of  October  31, 1995......... 18

         Notes to Financial Statements...................................... 19

         Financial Highlights............................................... 26

                            The Baupost Group, Inc.
                               44 Brattle Street
                                P.O. Box 389125
                      Cambridge, Massachusetts 02238-9125
                                 (617) 497-6680
                               Fax (617) 876-0930

                                                            December 8, 1995


Dear Baupost Fund Shareholder,

We are pleased to report a gain of 7.91% for the year ended October 31, 1995. This result, while ahead of our self-imposed bogey of exceeding the return on U.S. treasury bills, falls considerably short of the performance of various U.S. stock market indices. The primary reason for our underperformance, of course, is that the Fund has relatively little exposure to the U.S. stock market.

The Baupost Fund is managed with the intention of earning good absolute returns regardless of how any particular financial market performs. This philosophy is implemented with a bottom-up value investment strategy whereby we hold only those securities that are significantly undervalued, and hold cash when we cannot find better alternatives. Further, we prefer investments, when we can find them at attractive prices, that involve a catalyst for the realization of underlying value. This serves to reduce the volatility of our results and de-emphasizes market movements as the source of our investment returns. Positions with catalysts tend to lag a rapidly rising stock market (like this past year's) and outperform a lackluster or declining one (like we used to have every few years!).

During fiscal 1995, the Fund profited in most areas of the portfolio. Our largest gains and losses for the fiscal year, both realized and unrealized, are presented in Table 1 on the next page.

This fiscal year was somewhat unusual for the Fund. While we are gratified with the number of important gains, only three positions provided profitability in excess of one million dollars during the year. Maxwell Communications was a large position in the senior debt of a U.K. insolvency. The value rose significantly after the company announced the first of three substantial distributions to creditors. Emcor and MBO both involve securities of post-bankruptcy companies that initially received little attention in the market.

We experienced four significant losing positions this year. The largest was a position in various equity and debt market hedges that mostly expired worthless. Our policy is to continue to protect ourselves from serious market declines through the purchase of out-of-the-money put options. While an expensive proposition in fiscal 1995, the cost was manageable when considered in the context of the entire portfolio. Obviously, in other market environments, our hedges will have a very different impact on overall investment results.

                                     TABLE 1

                                The Baupost Fund
                            Largest Gains and Losses
                      For the Twelve Months Ended 10/31/95
                                 ($ in millions)

           Largest Gains                                      Largest Losses
Maxwell Communications debt                $2.2      Various equity and debt market hedges               $(2.1)
Emcor debt and equity                       1.2      Playmates Toys equity                                (1.2)
MBO equity                                  1.1      Dep Corporation equity                               (0.9)
El Paso del Norte debt                      0.8      Louise's debt                                        (0.8)
Basic Petroleum equity                      0.6      Semi Tech Global equity                              (0.4)
Todd Shipyards equity                       0.6      TLC Beatrice equity                                  (0.4)
Viacom hedged strategy                      0.5      Esco Electronics equity                              (0.3)
QCF Bancorp equity                          0.4      C-3 Inc. equity                                      (0.3)
DuPont equity and options                   0.4      Carr Gottstein equity                                (0.1)
Wells Financial equity                      0.4      Eagle Picher debt                                    (0.1)
RJR Nabisco equity and options              0.4      Fonciere Financiere equity                           (0.1)
           (net of hedge)                            Hills Department Store equity & options              (0.1)
RIT Capital Partners equity                 0.4


Our Playmates Toys position declined on the heels of disappointing first half 1995 results. We believe this decline will be more than fully reversed in the future based on improved business performance. At the current level, the shares trade at a price approximately equal to net current assets; the company is involved in a number of projects that could very positively impact results in the second half of 1995 and beyond. Dep Corporation, while statistically cheap, did not perform in accordance with our expectations. The company overpaid for an acquisition and their debt load from the acquisition left little operating flexibility. Louise's was another disappointment; the company failed to take advantage of a window one year ago to come public, and deteriorating results caused us to take a writedown on this position. Other leading declines, such as TLC Beatrice and Semi Tech Global, reflect temporary market fluctuations that have resulted in these undervalued situations becoming even more undervalued. We believe that both these situations have great upside potential with little downside risk. No other investment declines cost us more than 0.5% of our total market value.

Once again in 1995, the U.S. stock market has delivered investment performance appreciably ahead of underlying business results. Over the past thirteen years, the S&P 500 with dividends reinvested has delivered a compound annual return of 15.9%, the best such result ever. For the last five years, the S&P 500 has returned 17.2%, while the NASDAQ Composite Index has returned a staggering 25.7%. Assuming a 10% long term rate of return from equities, the NASDAQ would need to drop a whopping 49% tomorrow to simply return to trendline for the latest five year period.

Bulls will patiently explain that "it is different this time", pointing to low inflation, high corporate profits, increased productivity, world peace (sort of), reductions in government spending, and the like. Of course, any contrarian knows that just as a grim present is usually precursor to a better future, a rosy present may be precursor to a bleaker tomorrow. Without me listing all the things that could go wrong, simply consider that none of these virtuous factors are cast in stone. Just as seeds are sown during the seven lean years that allow the seven fat years to ensue, so does the reverse hold true.

Anecdotally, too, this market is greatly overextended. People with no previous investment experience are starting hedge funds. Everyone seems to know someone who owns stock in a company that has just come public, not to mention the certifiable mania among the general public to own mutual funds and Internet stocks. Just a few days ago, the last remaining bearish Wall Street market strategist turned bullish, arguing that the "valuation paradigm" had changed.

Dangerous lessons are being learned by many investors. Warren Buffett has pointed out that legitimate theories frequently lie at the root of financial excesses; good ideas are simply carried too far. Today, virtually everyone "knows" that over the long-run, stocks will outperform other investment alternatives. Of course, almost no one thought of this as the market made cyclical lows in 1974 and 1982. So after a record-setting thirteen year bull market, proponents of this viewpoint are ignoring the high price they must now pay to purchase equities. Another dangerous notion is that dips in the market always represent buying opportunities. We firmly believe that one of Baupost's biggest risks, and, needless to say, that of other investors, is that we will buy too soon on the way down. Sometimes cheap stocks become a whole lot cheaper; it simply hasn't happened lately.
(And when that happens, expensive stocks will fare far worse.)

We have said before and will repeat here that you do not really need Baupost to invest your money in bull markets. An index fund could likely perform better. The true investment challenge is to perform well in difficult times. It is unfortunately not possible to reliably predict when those times might be. The cost of performing well in bad times can be relative underperformance in good times. We have always judged that a worthwhile price to pay.

We remain surprised by the number of attractive opportunities we continue to find despite generally overextended market conditions. We believe that what we own is exceedingly cheap on an absolute basis, and that these holdings will perform well no matter what the broader market does. A number of our largest holdings at year-end have catalysts for the realization of underlying value, and should come to fruition in the relatively near future. Specifically, MBO Properties and Maxwell Communications remain in liquidation. El Paso is expected to emerge from Chapter 11 in the first quarter of 1996; we will receive new equity and debt securities in a reorganized company in exchange for our bonds. Carr-Gottstein Foods common stock and Southland Corp. bonds are both the target of tender offers. RJR Nabisco is under tremendous pressure by two corporate raiders to spin off its food business directly to shareholders, something the company indicated previously that it would likely do anyway. Falcon Cable recently announced that it was pursuing its sale, a year earlier than expected.

A number of our most undervalued holdings have no immediate catalyst for value realization. Allmerica Financial, the subject of a recent conversion from a mutual to stock insurance company, trades at a substantial discount to its peers. Semi-Tech Global sells at a 60% discount from its unleveraged, mostly liquid, asset value. TLC Beatrice's thinly traded shares sell at a large discount to its breakup value, as do the shares of Japan's Kirin Brewery. Recent legislation allowing Japanese companies to buy back their own shares may greatly benefit cash-rich Kirin. RIT Capital Partners continues to trade at a 35% discount from our estimate of net asset value. Several recent thrift conversions, including Trenton Savings Bank, Mississippi View Holding Company and Wells Financial, remain bargain-priced compared to their underlying value. Emcor Group and Envirotest Systems bonds, trading at significant discounts to par, offer high current yields and good asset protection.

We continue to focus our attention on the avoidance and/or reduction of risk. We believe this can be done without sacrificing good, even excellent, returns over time. The return earned by the Fund in fiscal 1995 is well below our long term expectation, and reflects a combination of uncooperative market conditions for our type of securities (the cheap became cheaper) and (with the benefit of perfect hindsight) excessive caution, both in the form of hedging costs and relatively high cash balances.

We remain grateful for your ongoing interest, support and confidence in us. We continue to strive to deserve it. Please let any of us know if there is anything we can do to serve you better.



                                                          Very truly yours,



                                                          Seth A. Klarman
                                                          President

          Average Annual Total Returns (1)             1         Life of Fund
          For Periods Ended 10/31/95                  Year     (since 12/14/90)

          The Baupost Fund                            7.91%         14.91%

Total return is an historical measure of past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1)  Assumes reinvestment of all dividends.

                    GROWTH OF AN ASSUMED $50,000 INVESTMENT
               IN THE BAUPOST FUND FROM 12/14/90 THROUGH 10/31/95

[IN THIS PLACE IS A LINE GRAPH SHOWING THE GROWTH OF AN ASSUMED $50,000 INVESTMENT IN THE BAUPOST FUND COMPARED TO THE S&P 500 FROM 12/14/90 THROUGH 10/31/95. THE PLOT POINTS ARE AS FOLLOWS]

                                     THE
                       S&P       BAUPOST FUND

12/14/90           $ 50,000.00    $50,000.00
    3/91           $ 58,024.40    $55,771.68
    6/91           $ 57,891.29    $59,332.96
    9/91           $ 60,987.08    $58,998.31
   12/91           $ 66,100.47    $61,485.71
    3/92           $ 64,430.83    $63,911.75
    6/92           $ 65,659.40    $64,203.91
    9/92           $ 67,729.67    $65,059.55
   12/92           $ 71,140.30    $70,005.54
    3/93           $ 74,243.41    $75,227.59
    6/93           $ 74,604.74    $77,707.92
    9/93           $ 76,532.54    $80,054.79
10/31/93           $ 78,116.01    $82,134.71
   12/93           $ 78,305.62    $83,196.92
    3/94           $ 75,335.75    $84,533.67
    6/94           $ 75,653.26    $89,244.13
    9/94           $ 79,352.03    $88,798.55
10/31/94           $ 81,134.73    $91,217.43
   12/94           $ 79,339.62    $89,880.68
    3/95           $ 87,064.74    $91,488.30
    6/95           $ 95,375.77    $93,607.44
    9/95           $102,955.48    $99,526.41
10/31/95           $102,587.46    $98,430.31

(1)  ASSUMES REINVESTMENT OF ALL DIVIDENDS.

                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 1, 1991 to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 1, 1991 to October 31, 1991 in conformity with generally accepted accounting principles.




                                                               ERNST & YOUNG LLP

December 1, 1995

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES


                                OCTOBER 31, 1995



          ASSETS:
            Investments in securities - at value           $     91,706,510
              (Notes A and C) (cost $87,501,913)
            Receivable for investments sold                       1,271,235
            Receivable for investments sold short                 1,095,674
            Unrealized appreciation on forward foreign
              currency contracts sold                                74,527
            Accrued investment income                                61,124
            Liquidation payments receivable                       1,034,411
            Other assets                                            122,584
                                                                    -------
                      Total Assets                               95,366,065


          LIABILITIES:
            Payable for investments purchased                     4,346,231
            Payable to The Baupost Group, Inc. (Note B)             295,879
            Payable for securities sold short                     1,070,259
              (Notes A and C) (proceeds $1,097,000)
            Other payables and accrued expenses                     214,317
                                                                    -------
                       Total Liabilities                          5,926,686
                                                                  ---------
                                  NET ASSETS               $     89,439,379
                                                           ================

          COMPOSITION OF NET ASSETS:
            Paid in capital                                $     80,852,257
            Distributions in excess of net investment
              income (Note A)                                       (30,449)
            Accumulated undistributed net realized
              gain on investments and foreign
              currency transactions                               4,311,706
            Net unrealized appreciation on investments
              and assets & liabilities in foreign currency        4,305,865
                                                                  ---------
                                  Net Assets               $     89,439,379
                                                           ================

          NET ASSET VALUE:
            Offering and redemption price per share
            ($89,439,379 / 6,640,905.969)                  $         13.47
                                                           ===============


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1995



        INVESTMENT  INCOME:

          INCOME:
            Interest                                    $    1,762,944
            Dividends (net of foreign withholdings of
             $13,769)                                          901,762
            Other income                                        16,540
                                                                ------
                        Total Investment Income              2,681,246


          EXPENSES:
            Investment management fee (Note B)                 853,905
            Administrative fee (Note B)                        213,476
            Legal fees                                          51,035
            Custodian fees                                      39,455
            Amortization of organization costs                  36,192
            Audit fees                                          35,000
            Directors' fees                                     24,500
            Registration and filing fees                        18,736
            Miscellaneous                                       40,860
                                                                ------
                        Total Expenses                       1,313,159


                              NET INVESTMENT  INCOME         1,368,087

        REALIZED  AND  UNREALIZED  GAIN  ON  INVESTMENTS:
            Net realized gain (loss) on:
              Investments                                    4,008,576
              Short sales                                      368,738
              Foreign currency transactions                   (201,034)
                                                              --------
                                                             4,176,280
            Change in unrealized appreciation on:
              Investments                                      787,776
              Short sales                                      217,904
              Foreign currency transactions                     74,527
                                                                ------
                                                             1,080,207

                      NET  REALIZED  AND  UNREALIZED
                        GAIN  ON INVESTMENTS                 5,256,487
                                                             ---------
                      NET  INCREASE  IN  NET  ASSETS
                        RESULTING  FROM  OPERATIONS     $    6,624,574
                                                        ==============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED        YEAR ENDED
                                                                          OCTOBER 31, 1995  OCTOBER 31, 1994
                                                                          ----------------  ----------------
        INCREASE  IN  NET  ASSETS  FROM  OPERATIONS:

          Net investment income                                            $   1,368,087     $   1,129,985
          Net realized gain on investments and foreign
            currency transactions                                              4,176,280         8,957,318
          Change in unrealized appreciation of investments
            and foreign currency transactions                                  1,080,207        (1,527,049)
                                                                               ---------        ----------
                 NET INCREASE IN NET ASSETS RESULTING
                    FROM OPERATIONS                                            6,624,574         8,560,254


        DISTRIBUTIONS  TO  SHAREHOLDERS:
          From net investment income                                          (1,430,985)       (2,363,632)
          In excess of net investment income                                    (432,464)                -
          From net realized gain on investments                               (8,459,115)       (7,387,771)

        CAPITAL  SHARE  TRANSACTIONS  (NOTE E)                                11,350,535         7,599,783
                                                                              ----------         ---------
                 INCREASE  IN  NET  ASSETS                                     7,652,545         6,408,634

        NET  ASSETS  AT  BEGINNING  OF  PERIOD                                81,786,834        75,378,200
                                                                              ----------        ----------
                 NET ASSETS AT END OF PERIOD
                (including  distributions in excess of
                 net  investment  income  of  ($30,449)
                 and  undistributed  net investment
                 income of $62,898, respectively)                         $   89,439,379     $  81,786,834
                                                                          ==============     =============

                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  COMMON STOCKS - 41.64%

                   FINANCIAL INSTITUTIONS - 9.42%

          68,500   Allmerica Financial Corporation                  $    1,721,062 *
             100   Charter Bank S.B.                                         2,200
             100   Commonwealth Federal Savings Bank                         2,388
             100   Fidelity Federal Savings Bank Florida                     1,775
          26,200   First Federal Bancorp (Minnesota)                       353,700 *
             100   First Federal Savings Bank of Colorado                    3,775
             120   First Federal Savings Bank of Siouxland                   3,240
             220   First Savings Bank of SLA/NJ                              3,135
             100   Harbor Federal Savings Bank                               2,325
           1,949   Mid-Central Financial Corporation                        26,555
             770   Mid-Coast Bancorp Inc.                                   12,705
          99,000   Mississippi View Holding Company                      1,138,500 *
           1,300   Mutual Bancompany Inc.                                   22,100 *
         167,500   QCF Bancorp Inc.                                      2,386,875 *
           1,800   Shelby County Bancorp                                    27,000
          59,900   Trenton Savings Bank FSB                                771,212
             550   Valley Federal Savings Bank                              14,300
             110   Wayne Savings and Loan Company                            2,310
         175,209   Wells Financial Corporation                           1,927,299 *
                                                                         ---------
                                                                         8,422,456
                   FOOD - 6.32%

         397,000   Carr-Gottstein Foods Company                          3,176,000 *
         107,800   TLC Beatrice International Holdings                   2,479,400 *
                                                                         ---------
                                                                         5,655,400
                   ELECTRICAL EQUIPMENT - 5.59%

          75,100   Emcor Group Inc.                                        610,188 *
          39,500   Semi-Tech Global Co. - ADR                              306,125
       2,608,603   Semi-Tech Global Co. Ltd.                             4,085,177
                                                                         ---------
                                                                         5,001,490
                   TOBACCO - 4.63%

         134,700   RJR Nabisco Holdings Corp.                            4,142,025

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995


     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
                   LESSORS OF REAL PROPERTY - 2.56%

         832,159   MBO Properties, Inc.                             $    2,288,437 *


                   HOUSEHOLD APPLIANCES - 2.29%

          50,500   National Presto Industries, Inc.                      2,045,250


                   MALT BEVERAGES - 2.13%

         189,000   Kirin Brewery Co., Ltd.                               1,907,968


                   CRUDE PETROLEUM - 1.60%

           5,300   Basic Holdings Ltd.                                     490,594 +
          34,100   Basic Petroleum International Ltd.                      937,750 *
                                                                           -------
                                                                         1,428,344

                   LUMBER & OTHER CONSTRUCTION MATERIALS - 1.12%

         115,000   Adam & Harvey Group PLC                                 999,919


                   MANUFACTURING - TOYS & DOLLS - 1.06%

       4,803,700   Playmates Toys Holdings Ltd.                            945,032


                   PHARMACEUTICALS - 0.86%

         114,500   Therapeutic Discovery                                   772,875 *


                   MOTOR VECHICLE PARTS & ACCESSORIES - 0.78%

          69,618   Pullman                                                 696,180 *


                   REAL ESTATE INVESTMENT TRUSTS - 0.67%

          33,000   Essex Property Trust, Inc.                              602,250

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
                   DEFENSE - 0.62%

          69,500   ESCO Electronics Corp.                           $      556,000 *


                   PUBLISHING - 0.58%

         114,500   News International PLC Special Div.                     515,888


                   MISCELLANEOUS - 1.41%

          17,000   Asbestos Corporation Ltd.                                99,513 *
          12,875   Associated Group, Inc. Class A                          222,094 *
          15,475   Associated Group, Inc. Class B                          266,944 *
           1,300   Bau Holding AG                                           67,895
         165,000   Partridge Fine Arts PLC                                 198,244
           7,070   Prospect Group, Inc.                                     64,514 *
         938,000   Regency Equities                                         18,291
          10,000   RSI Holdings, Inc.                                          800 *
           1,105   The Homestake Oil & Gas Company                          99,450 +
           1,579   The Homestake Royalty Corporation                       221,060 +
                                                                           -------
                                                                         1,258,805

                   TOTAL COMMON STOCKS                              $   37,238,319
                                                                    ==============
                   (Total Cost $35,203,035)


  CORPORATE BONDS - 8.73%

       4,392,200   Emcor Group Inc. Series C Notes
                      11.000% 12/15/01                              $    2,453,065
       1,380,000   Envirotest Systems Senior Notes  9.125%
                      due 03/15/01                                       1,076,400
         451,519   Guardian S&L 1990-4  0.000% due 06/25/20                266,397
       1,205,000   Louise's Inc. Senior Notes  10.500%
                      due 11/18/98                                         301,250 +
       4,500,000   Southland Corp. Senior Sub.  5.000%
                      due 12/15/03                                       3,706,875
                                                                         ---------
                   TOTAL CORPORATE BONDS                            $    7,803,987
                   (Total Cost $8,186,829)                          ==============


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  BONDS AND NOTES IN REORGANIZATION - 8.55%

    $  2,125,000   Eagle-Picher Industries Inc 9.500%
                      due 03/01/17                                  $      743,750 *
       1,260,000   El Paso del Norte Sec Lease OBL 9.950%
                      due 01/02/98                                         796,950 *
       1,470,000   El Paso del Norte Sec Lease OBL 11.250%
                      due 01/02/14                                         929,775 *
       8,000,000   El Paso Funding  10.750%  due 04/01/13                5,060,000 *
          45,000   Mansfield Ohio IDR Eagle-Picher                          16,650 *
                     9.750% due 10/01/00
         265,000   Port Development Corp. TX Eagle-Picher                   98,050 *
                     9.750% due 10/01/20                                    ------


                   TOTAL BONDS AND NOTES IN REORGANIZATION          $    7,645,175
                   (Total Cost $6,964,075)                          ==============


  CLOSED-END MUTUAL FUNDS - 6.16%

           6,600   Fonciere Financiere et de Participation SA       $      236,612
           2,400   Hungarian Investment Company                            132,000 *
       1,684,527   RIT Capital Partners PLC                              5,139,728
                                                                         ---------
                   TOTAL CLOSED-END MUTUAL FUNDS                    $    5,508,340
                   (Total Cost $4,365,103)                          ==============


  COLLATERALIZED MORTGAGE OBLIGATIONS - 2.75%

       2,629,376   RTC Series 1991-M2 Class A3 principal only
                    due 09/25/20                                    $    1,840,563
          67,702   RTC Series 1991-M2 Class X1 interest only
                    due 09/25/20                                           446,386
          60,162   RTC Series 1991-M2 Class X2 interest only
                    due 09/25/20                                            58,059
          87,256   RTC Series 1991-M2 Class X3 interest only
                    due 09/25/20                                           114,171
                                                                           -------

                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS        $    2,459,179
                   (Total Cost $2,432,023)                          ==============


  PARTNERSHIPS - 2.50%

         149,200   Falcon Cable Systems Co., L.P.                   $    1,492,000
         185,579   Russia Partners Company L.P.                            185,579 +
         556,736   Russia Partners Trust                                   556,736 +
                                                                           -------
                   TOTAL PARTNERSHIPS                               $    2,234,315
                   (Total Cost $1,985,131)                          ==============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  OPTIONS - 2.17%

             400   Bear Stearns Basket  90.0  Puts expiring 08/16/96  $      2,000 +
             400   Bear Stearns Basket  90.0  Puts expiring 08/28/96         2,800 +
             400   Bear Stearns Basket  90.0  Puts expiring 10/11/96         3,600 +
             120   E.I. du Pont de Nemours 70 Calls expiring 01/97          45,000
              50   Gold April 550 Calls expiring 04/07/97                      900 +
              50   Gold May 550 Calls expiring 05/12/97                      1,400 +
             170   Hills Stores Co. 18.15 Calls expiring 08/12/96                0 +
             450   Philip Morris 50.00 Puts expiring 05/19/97                6,750 +
             360   Philip Morris 50.00 Puts expiring 05/19/97                7,920 +
             295   Philip Morris 50.00 Puts expiring 05/23/97                5,310 +
             295   Philip Morris 50.00 Puts expiring 05/23/97                4,514 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/07/97         270,270 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/10/97         249,150 +
             400   RJR Nabisco Holdings 25 Calls expiring 11/11/97         312,000 +
             330   RJR Nabisco Holdings 25 Calls expiring 11/14/97         249,810 +
             177   Russell 2000 Index 263.700 Puts expiring 10/28/96       119,263 +
             109   Russell 2000 Index 267.000 Puts expiring 10/28/96        64,634 +
             127   Russell 2000 Index 270.675 Puts expiring 10/18/96        99,060 +
             122   Russell 2000 Index 277.560 Puts expiring 04/02/96        62,914 +
             122   Russell 2000 Index 281.970 Puts expiring 09/23/96       126,575 +
             128   S&P 500 Index 482.310 Puts expiring 06/14/96             35,200 +
             120   S&P 500 Index 491.085 Puts expiring 07/01/96             39,000 +
             119   S&P 500 Index 494.190 Puts expiring 06/27/96             41,650 +
             116   S&P 500 Index 505.575 Puts expiring 01/17/97             99,416 +
             106   S&P 500 Index 520.020 Puts expiring 10/11/96             90,100 +
                                                                            ------
                   TOTAL OPTIONS                                    $    1,939,236
                   (Total Cost $2,912,379)                          ==============


  PURCHASED BANK DEBT & TRADE CLAIMS - 1.82%

    $  2,453,800   Maxwell Comm. Bank Debt - Baker Nye              $      222,242 *+
       5,000,000   Maxwell Comm. Berlitz Obligations                       450,000 *+
         167,868   Maxwell Comm. Revolving Bank Debt - First Chicago        15,383 *+
         943,496   Maxwell Comm. Revolving Bank Debt - Halcyon              86,743 *+
         396,015   Maxwell Comm. Revolving Bank Debt - Halcyon II           36,289 *+
         875,543   Maxwell Comm. Revolving Bank Debt - Lazard Freres        80,176 *+
         264,059   Maxwell Comm. Revolving Bank Debt - Merrill Lynch        24,197 *+
         823,981   Maxwell Comm. Revolving Bank Debt - San Paolo            75,725 *+
       1,015,000   Maxwell Comm. Revolving Bank Debt - TCC Associates       93,243 *+
         579,133   Maxwell Comm. Term Bank Debt - First Chicago             52,122 *+
       1,678,704   Maxwell Comm. Term Bank Debt - Halcyon                  151,083 *+

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
         426,846   Maxwell Comm. Term Bank Debt - Lazard Freres             38,416 *+
         468,268   Maxwell Comm. Term Bank Debt - Merrill Lynch     $       42,144 *+
         325,093   Maxwell Comm. Term  Bank Debt - San Paolo                29,258 *+
       1,806,951   Maxwell Comm. Term Bank Debt - TCC Associates           162,626 *+
       1,750,000   Wheeling-Pittsburgh Nonrestricted Trade Claims              875 *+
                                                                               ---

                   TOTAL PURCHASED BANK DEBT & TRADE CLAIMS         $    1,623,722
                   (Total Cost $1,281,328)                          ==============


  COMPANIES IN LIQUIDATION - 1.73%

       5,682,800   Antonelli Liquidating Trust                      $      120,760 *+
           3,150   EHLCO Liquidating Trust                                     315 *+
    $    250,000   Lionel Corp. Subordinated Notes                           2,500 *
                     12.375% due 08/01/96
    $    364,000   Lionel Corp. Subordinated Convertible Debentures          3,640 *
                     8.000% due 07/15/07
  DEM 15,000,000   Maxwell Comm. Corp. PLC 6.000% due 06/15/93             959,079 *
  CHF  5,500,000   Maxwell Comm. Corp. PLC 5.000% due 06/16/95             435,893 *
               0   MBO Properties Inc. Liquidating Trust                         0 *+
         100,550   Timber Realization Liquidating Trust                     27,149 *+
                                                                            ------

                   TOTAL COMPANIES IN LIQUIDATION                   $    1,549,336
                   (Total Cost $464,755)                            ==============


  WARRANTS AND RIGHTS - 0.21%

          60,000   Five Arrows Chile Inv. Trust Warrants
                      Exp. 5/31/99                                  $       40,200
         473,000   Jardine Strategic Holdings Warrants
                      Exp. 5/02/98                                         125,345
           1,000   Letchworth Indep Bancshares Warrants
                      Exp. 12/31/97                                          5,000
              14   Louise's Inc. Warrants Exp. 11/18/98                          0 +
       1,089,430   Tomei International Holdings Ltd Rights                  21,146
                                                                            ------

                   TOTAL WARRANTS AND RIGHTS                        $      191,691
                   (Total Cost $197,468)                            ==============

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1995

     NUMBER OF SHARES,                                                   MARKET
  UNITS OR FACE VALUE ($)                                                 VALUE
  -----------------------                                                 -----
  TEMPORARY INVESTMENTS - 26.29%

                   U S  GOVERNMENT OBLIGATIONS - 22.22%


    $  5,000,000   U S  Treasury Bill due 02/01/96                  $    4,932,760
       5,000,000   U S  Treasury Bill due 11/02/95                       5,000,000
      10,000,000   U S  Treasury Bill due 12/14/95                       9,939,450 ~
                                                                         ---------

                                                                        19,872,210
                   REPURCHASE AGREEMENT - 4.07%

       3,641,000   Repurchase Agreement with Chase Manhattan Bank
                   dated 10/31/95; collateralized by U.S. Government
                   and/or Federal agency securities; rate 5.60%;
                   matures 11/01/95; repurchase amount $3,641,566        3,641,000
                                                                         ---------

                   TOTAL TEMPORARY INVESTMENTS                      $   23,513,210
                   (Total Cost $23,509,787)                         ==============


                   TOTAL INVESTMENTS - 102.55%                      $   91,706,510
                   (Total Cost of Investments $87,501,913)          ==============


    *  Non-income producing security.
    +  Restricted Securities - securities not registered under the Securities Act of 1933.
         See Note D in the Notes to Financial Statements.
    ~  A portion of the  $10,000,000  of U.S.  Treasury  Bills due  12/14/95
         ($5,300,000) is serving as collateral or is segregated for securities sold short.

      The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                          See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1995


                                                               MARKET       UNREALIZED
                                                               VALUE        GAIN/(LOSS)

     CONTRACTS TO SELL


 GBP   2,950,000   British Pound Sterling due 11/27/95     $   4,667,254   $    (2,861)
                   (Receivable amount $4,664,393)

 DEM   1,950,000   Deutschemark due 11/27/95                   1,386,099        25,845
                   (Receivable amount $1,411,944)

 FRF   1,400,000   French Franc due 11/27/95                     286,524          (489)
                   (Receivable amount $286,035)

 JPY 190,000,000   Japanese Yen due 11/13/95                   1,863,900        44,209
                   (Receivable amount $1,908,109)

 CHF     700,000   Swiss Franc due 11/27/95                      617,344         7,823
                                                                 -------         -----
                   (Receivable amount $625,167)

                   Total Contracts to Sell                 $   8,821,121   $    74,527
                   (Receivable amount $8,895,648)          =============   ===========



                       See notes to financial statements.

                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1995


    NUMBER OF SHARES,                                                    MARKET
 UNITS OR FACE VALUE ($)                                                  VALUE
 -----------------------                                                  -----
 COMMON STOCK - 1.20%

          5,975   Liberty Media Group Series A                     $        147,134
         18,300   News Corp. LTD Preferred Sponsor ADR                      333,975
          9,200   News Corp. LTD Sponsored  ADR                             182,850
         23,900   Tele-Communications - Class A                             406,300
                                                                            -------
                  TOTAL SECURITIES SOLD SHORT                      $      1,070,259
                  (Total Proceeds from Securities Sold             ================
                     Short $1,097,000)




  The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.




                       See notes to financial statements.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company. The Fund is the successor organization to Baupost Limited Partnership 1985 E-1 (the Partnership).

The Fund had no operations from the date of organization, other than those relating to organizational matters, until October 1, 1990, when shares of beneficial interest were issued at value, to an individual who serves as a Trustee and Vice-Chairman of the Fund. Limited operations ensued from October 1, 1990 until the exchange of Fund shares for Partnership net assets on December 31, 1990. Effective on December 31, 1990, all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of beneficial interest of the Fund (the Shares). 1,792,452.890 shares (after the effect of the stock split on October 31, 1993) were received by the Partnership in the exchange (the Exchange) and distributed pro rata by the Partnership to its partners in liquidation of the Partnership, after which the Partnership was dissolved. As a result of the Exchange, each partner of the Partnership became a shareholder of the Fund. Significant investment activity commenced in January 1991.

The following summarizes significant accounting policies of the Fund.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

priced by brokers or market makers, fair value is determined by The Baupost Group, Inc. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or U.S. Government securities sufficient to cover its short position. At October 31, 1995, the Fund has approximately $5.3 million of U. S. Treasury Bills in a segregated account relating to its short positions. Securities sold short for which market quotations are available are valued at the last quoted sales price. If there is no reported sale on the valuation date the closing asked price is used. Short securities traded in the over-the-counter market are valued at the most recent asked price as obtained from one or more dealers that make markets in the securities. Short securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market.

Securities sold short at October 31, 1995 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the schedule of forward foreign currency contracts. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities, when held by the Fund, is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONT.

default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is relieved from federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, $402,015 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to distributions in excess of net investment income, due to differences between book and tax accounting for foreign currency transactions and passive foreign investment companies (PFIC's). This change had no effect on the net asset value per share.

NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser, transfer agent and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

Effective January 1, 1991, the Fund began to pay Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as transfer agent, dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER
TRANSACTIONS WITH AFFILIATES--CONT.

Management and administrative fees for the period November 1, 1994 through October 31, 1995 amounted to $853,905 and $213,476, respectively.

NOTE C--INVESTMENT TRANSACTIONS

Purchases  and  proceeds  from  the  sale of  investment  securities  (excluding
short-term   investments)  for  the  year  ended  October  31,  1995  aggregated
$81,216,676 and $66,608,572, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 1995 was $88,829,107. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:

                                                                   Year Ended
                                                                October 31, 1995

Gross unrealized appreciation                                     $ 9,479,167
Gross unrealized depreciation                                      (6,575,023)
                                                                  -----------

Net unrealized appreciation                                       $ 2,904,144
                                                                  ===========

In the normal course of operations, the Fund may enter into various contractual commitments involving forward settlement including foreign currency contracts, futures contracts, short sales of securities and the writing of option contracts. Commitments involving future settlement give rise to off balance sheet market risk, which represents the potential accounting loss that can be caused by a change in the market value of a particular investment. The Fund's exposure to off balance sheet market risk is determined by a number of factors, including the size, composition and diversification of positions held, market volatility and relative levels of interest rates and foreign currency exchange rates, if applicable. For securities such as options, the time period during which the options may be exercised and the relationship between the current market price of the underlying instrument and the option's contractual strike or exercise price may also affect the level of off balance sheet risk.

A significant factor influencing the overall level of off balance sheet market risk to which the Fund is exposed is its use of hedging strategies to mitigate such risk which may include the use of purchased index options. The Fund closely monitors and manages its exposure to risk. In addition, all positions involving future settlement are collateralized by cash balances or security deposits at the broker through which the transaction was performed.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995


NOTE C--INVESTMENT TRANSACTIONS- CONTINUED

The Fund uses forward foreign currency contracts to hedge currency risk (See Schedule of Forward Foreign Currency Contracts). At October 31, 1995 the Fund had no open positions in futures contracts which it had written.

Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.

NOTE D--RESTRICTED SECURITIES

At October 31, 1995 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                            Value at       Earliest Acquisition
                                                          Cost          October 31, 1995           Date
                                                          ----          ----------------           ----
Purchased Bank Debt & Trade Claims:
Maxwell Communications Corporate Debt                  $1,281,328          $1,622,846            11/22/93
Wheeling-Pittsburgh
    Nonrestricted Trade Claims                                  0                 875            05/11/89

Corporate Bonds:
Louise's Inc. 10.50% due 11/18/98                       1,202,590             301,250            11/18/93

Options:
Bear Stearns Basket #1 90 Put
     Expiring 08/16/96                                    130,000               2,000            02/16/95
Bear Stearns Basket #2 90 Put
     Expiring 08/28/96                                    142,000               2,800            03/01/95
Bear Stearns Basket #3 90 Put
     Expiring 10/11/96                                    208,000               3,600            04/12/95
Gold 550 Call Expiring 04/07/97                            19,000                 900            04/06/95
Gold 550 Call Expiring 05/12/97                            10,750               1,400            05/11/95
Hills Stores Co. 18.15 Call Expiring 08/12/96              74,357                   0            08/11/95
Philip Morris 50 Put Expiring 05/19/97                     61,200               6,750            05/19/95
Philip Morris 50 Put Expiring 05/19/97                     52,830               7,920            05/19/95
Philip Morris 50 Put Expiring 05/23/97                     33,335               5,310            05/24/95

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE D--RESTRICTED SECURITIES--CONTINUED

Options: (continued)                                                        Value at       Earliest Acquisition
-------------------                                       Cost          October 31, 1995           Date
                                                          ----          ----------------           ----

Philip Morris 50 Put Expiring 05/23/97                    35,990               4,514             05/24/95
RJR Nabisco 25 Call Expiring 11/07/97                    221,173             270,270             05/08/95
RJR Nabisco 25 Call Expiring 11/10/97                    229,680             249,150             05/10/95
RJR Nabisco 25 Call Expiring 11/11/97                    298,000             312,000             05/11/95
RJR Nabisco 25 Call Expiring 11/14/97                    231,660             249,810             05/17/95
Russell 2000 281.97 Put Expiring 09/23/96                 87,913             126,575             09/21/95
Russell 2000 270.675 Put Expiring 10/18/96               105,037              99,060             10/17/95
Russell 2000 277.56 Put Expiring 04/02/96                 45,421              62,915             10/02/95
Russell 2000 267.00 Put Expiring 10/28/96                 82,884              64,634             10/25/95
Russell 2000 263.70 Put Expiring 10/28/96                135,200             119,263             10/26/95
S & P 500 Index 482.31 Put
     Expiring 06/14/96                                   130,331              35,200             06/13/95
S & P 500 Index 491.085 Put
     Expiring 07/01/96                                   117,860              39,000             06/30/95
S & P 500 Index 494.19 Put
     Expiring 06/27/96                                   118,271              41,650             06/26/95
S & P 500 Index 505.575 Put
      Expiring 01/17/97                                  170,820              99,416             07/17/95
S & P 500 Index 520.02 Put
     Expiring 10/11/96                                   113,307              90,100             10/11/95

Partnerships:
Russia Partners Company, L.P.                            157,834             185,579             02/28/95
Russia Partners Trust                                    556,736             556,736             02/28/95

Common Stock:
Basic Holdings Limited                                   346,885             490,595             07/06/95
The Homestake Oil & Gas Company                          113,815              99,450             02/10/94
The Homestake Royalty Corporation                        241,587             221,060             02/10/94

Companies in Liquidation:
Antonelli Liquidating Trust                              362,177             120,760             12/02/93
Ehlco Liquidating Trust                                    1,047                 315             01/30/89
MBO Properties Inc. Liquidating Trust                          0                   0             11/25/92
Timber Realization Liquidating Trust                           0              27,148             08/03/87

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE D--RESTRICTED SECURITIES--CONTINUED

Warrants and Rights:
Louise's Inc. Warrants Expiring 11/18/98           2,410          0    11/18/93
                                                 -------     ------

TOTAL RESTRICTED SECURITIES                   $7,121,428  $5,520,851
      (6.17% of Net Assets)                   ==========  ==========


The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE E--CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:


                                         For the Year Ended                         For the Year Ended
                                          October 31, 1995                           October 31, 1994
                                          ----------------                           ----------------
                                    Shares                Amount                Shares               Amount
                                    ------                ------                ------               ------
Shares sold                     1,160,287.242           $14,670,652          1,895,347.378         $25,966,736
Shares issued in
reinvestment of
dividends                        798,660.448              9,823,524            746,090.528           9,751,403
Shares redeemed                (1,026,796.162)          (13,143,641)        (2,036,627.325)       (28,118,356)
                               ---------------          ------------        ---------------       ------------

NET INCREASE                     932,151.528            $11,350,535            604,810.581         $7,599,783
                                 ===========            ===========            ===========         ==========

                                THE BAUPOST FUND

                              FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED OCTOBER 31              PERIOD ENDED
                                                             ---------------------               OCTOBER 31,
SELECTED PER SHARE DATA (A)                        1995      1994         1993         1992        1991(d)
                                                   ----      ----         ----         ----       -------
Net Asset Value, beginning of period              $14.33    $14.77        $12.56      $11.97       $10.04
                                                  ------    ------        ------      ------       ------

Income from Investment Operations
    Net investment income                           0.25      0.22          0.28        0.24         0.47
    Net realized and unrealized gain (loss)         0.71      1.23          2.76        0.88         1.46
                                                    ----      ----          ----        ----         ----
Total from investment operations                    0.96      1.45          3.04        1.12         1.93
                                                    ----      ----          ----        ----         ----
Less Distributions
    From net investment income                      0.25      0.46          0.22        0.53          -

    In excess of net investment income              0.08       -             -           -            -
    From net realized gain                          1.49      1.43          0.61         -            -
                                                    ----      ----          ----        ----         ----
    Total distributions                             1.82      1.89          0.83        0.53           -
                                                    ----      ----          ----        ----         ----
Net Asset Value, end of period                    $13.47    $14.33        $14.77      $12.56       $11.97
                                                  ======    ======        ======      ======       ======
TOTAL RETURN                                        7.91%    11.06%        25.45%       9.51%       19.21%(b)


RATIOS AND SUPPLEMENTAL DATA

Net Assets, end of period (in thousands)          89,439    81,787        75,378      46,942       35,054
Ratio of expenses to average net assets             1.54%     1.53%        1.52%        1.50%        1.50%(c)
Total expenses to average net assets                1.54%     1.55%        1.63%        1.72%        2.01%(c)
Ratio of net investment income to
   average net assets                               1.60%     1.32%        2.29%        2.07%        5.33%(c)
Ratio of net investment income excluding
waiver of management fee to average
 net assets                                         1.60%     1.30%        2.17%        1.85%        4.82%(c)
Portfolio Turnover rate                              106%      161%         183%         137%         144%


(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993.
(b)     Total returns for periods of less than one year are not annualized.
(c)     Annualized.
(d) For the period January 1, 1991 - October 31, 1991. For the period from June 29, 1990 (date of organization) to December 31, 1990, net income of $2,993, or $1.50 per share, was distributed to the Fund's sole shareholder. Such distributions represented the net income of the Fund prior to the date shares of beneficial interest were issued.